Exhibit 10.11

配偶同意函

Spouse consent letter

本人，韩冰（身份证号码：310101197911132044），为李向达（身份证号码：140102198206263451）之合法配偶。本人在此无条件并不可撤销地同意李向达及北京乐盟互动科技有限公司其他股东于2022年10月18日签署的下列文件（下称“交易文件”），并同意按照交易文件的规定处置李向达持有的、并登记在其名下的北京乐盟互动科技有限公司的股权（下称“标的股权”）：
I, Han Bing (ID No.: 310101197911132044), a legal spouse of Li Xiangda (ID No. 140102198206263451). I hereby unconditionally and irrevocably agree to the following documents (the “Transaction Documents”) signed on October 18, 2022 by Li Xiangda and other shareholders of Beijing Lemeng Interactive Technology Co., Ltd. (hereinafter referred to as the “Transaction Documents”) and agree to dispose of the equity of Beijing Lemeng Interactive Technology Co., Ltd. held by Li Xiangda and registered in his name in accordance with the provisions of the Transaction Documents (hereinafter referred to as “the Subject Equity”):

(1)	与浙江乐燊科技有限公司（下称“独资公司”）、北京乐盟互动科技有限公司及其全体股东签署的《股权质押协议之补充协议》；
Supplementary Agreement on Equity Pledge Agreement signed with Zhejiang LeStanley Technology Co., Ltd. (hereinafter referred to as “the sole proprietorship company”), Beijing Lemeng Interactive Technology Co., Ltd. and all its shareholders;

(2)	与独资公司、北京乐盟互动科技有限公司及其全体股东签署的《独家购买权协议之补充协议》；
Supplementary Agreement to the Exclusive Purchase Right Agreement signed with the sole proprietorship company, Beijing Lemeng Interactive Technology Co., Ltd. and all its shareholders;

(3)	与独资公司、北京乐盟互动科技有限公司及其全体股东签署的《股东权利委托协议之补充协议》；
Supplementary Agreement of Shareholders’ Rights Delegation Agreement signed with the sole proprietorship company, Beijing Lemeng Interactive Technology Co., Ltd. and all shareholders;

(4)	李向达签署的《授权委托书》。 Power of Attorney signed by Li Xiangda.

本人确认李向达持有的标的股权不属于夫妻共有财产，本人对该等股权不享有任何权利和利益，且承诺不就该等股权提出任何主张（包括但不限于根据任何适用的法律在任何有管辖权的法院或仲裁机构提起诉讼或仲裁）。本人进一步确认，李向达履行交易文件以及进一步修改或终止交易文件并不需要本人另行授权或同意；无论发生何种情况，本人不会就前述标的股权提出与交易文件内容不符的要求，亦不会采取任何与交易文件内容不符的行动。
I confirm that the underlying equity held by Li Xiangda is not a joint property of the husband and wife, and I have no rights and interests with respect to such shares and undertake not to make any claims in respect of such shares (including but not limited to litigation or arbitration in any competent court or arbitration institution under any applicable law). I further confirm that Li Xiangda’s performance of the Transaction Documents and further modification or termination of the Transaction Documents do not require my further authorization or consent; In any event, I will not make any request for the aforementioned underlying equity that is inconsistent with the contents of the Transaction Documents, nor will I take any action inconsistent with the contents of the Transaction Documents.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保交易文件得到适当履行。
I promise that I will sign all necessary documents and take all necessary actions to ensure the proper performance of the transaction documents.

本人同意并承诺，如本人由于任何原因获得李向达持有的北京乐盟互动科技有限公司的任何股权，则本人应受交易文件的约束，并遵守作为北京乐盟互动科技有限公司的股东在交易文件下的义务。
I agree and undertake that if for any reason I acquire any equity interest in Beijing Lemeng Interactive Technology Co., Ltd. held by Li Xiangda, I shall be bound by the Transaction Documents and comply with my obligations under the Transaction Documents as a shareholder of Beijing Lemeng Interactive Technology Co., Ltd.

本人在此承诺和保证，本人有权签署本同意函，在签署本同意函时具有完全民事行为能力，并已经知悉并充分了解本同意函所涉及的全部文件（包括交易文件及其他文件）的内容与含义，本同意函一经签署即构成对本人有约束力的法律文件。本人应确保遵守本同意函的约定，并对本同意函的存在及其内容保密，未经李向达事先书面同意不得对外披露。本同意函就标的股权的约定与其他法律文件存在不一致时，以本同意函为准。
I hereby undertake and warrant that I have the right to sign this Consent Letter, have full civil capacity at the time of signing this Letter of Consent, and have known and fully understood the contents and meanings of all documents (including transaction documents and other documents) covered by this Letter of Consent, which upon signature shall constitute legal documents binding upon me. I shall ensure compliance with the provisions of this Letter of Consent and keep confidential the existence and contents of this Consent Letter, and shall not disclose to others without the prior written consent of Li Xiangda. In the event of any discrepancies between the provisions of this consent letter with respect to the underlying equity and other legal documents, this Consent Letter shall prevail.

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（本页无正文，为《配偶同意函》签署页）
(There is no text on this page, which is the signature page of the Spouse Consent Letter)

By:	/s/ Han Bing
Name:	Han Bing
Date:	October 28, 2022